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                                                                   Exhibit 10.1a

                             COMPTEK RESEARCH, INC.

                      INCENTIVE STOCK OPTION AND AGREEMENT

         This Incentive Stock Option and Agreement made as of the day of_________________________ , 19__, by and between COMPTEK RESEARCH, INC., a
New York corporation with principal offices in Buffalo, New York (the "Company"), and NAME IN CAPS , residing at_______________________ ("Optionee").

                              W I T N E S S E T H :

         WHEREAS, on July 23, 1992, the Shareholders of the Company adopted an Equity Incentive Plan (the "Plan"), a copy of which has been delivered to Optionee or is being delivered at the time of delivery by the Company of this executed Option and Agreement, and which is incorporated herein by reference; and

         WHEREAS, pursuant to the Plan the Board of Directors of the Company has authorized and approved the granting of an option herein granted and the making of this Agreement;

         NOW, THEREFORE:

         1. GRANT OF OPTION. The Company hereby grants to the Optionee, on and subject to all of the terms and conditions contained in the Plan and in this Option and Agreement, an option to purchase (the "Option") up to a total of shares (the "Shares"), par value $0.02 per share, of the common stock of the Company at the price of $ per share, said price being at least 100% of the fair market value of such stock on the date hereof (which, for all purposes of this Option and Agreement, is the date of


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granting of the Option herein contained), as determined by the Company in its discretion in good faith, but which the Company does not represent or warrant will be accepted by the United States Internal Revenue Service or by any other governmental authority as representing at least 100% of the fair market value of such stock on the date hereof. Provided, however, that if, on the date hereof, the Optionee hereunder owns (within the meaning of Sections 422A and 425 of the 1954 Internal Revenue Code, as amended [the "Code"]) stock possessing more than ten percent (10%) of the total combined voting power of the Company or of its subsidiary or parent corporation (within the meaning of Section 425 of the Code), said price is at least 110% of the fair market value of such stock on the date hereof, as determined by the Company in its discretion in good faith. The Option grant hereunder is intended to be an "Incentive Stock Option" meeting the requirements of Section 422 of the Code.

         AND THE PARTIES DO HEREBY AGREE IN CONSIDERATION OF THE GRANTING OF THE SAID OPTION AND FOR OTHER GOOD AND VALID CONSIDERATION AS FOLLOWS:

         2. EXERCISE PERIOD. No Option shall be exercisable either in whole or in part prior to one year from the date of grant. Subject to the right of accumulation provided in the last sentence of this Section, the Option granted in this Option and Agreement shall be exercisable as to not more than [INSERT APPROPRIATE TIME PERIOD, E.G., ONETHIRD 1/3, ONE-FIFTH 1/5, ETC.] of the total number of Shares covered thereby during each one (1) year period commencing one year from the date of this Option and Agreement until all of the Shares covered by this Option and Agreement have been purchased. This Option shall expire and shall not be exercisable after the expiration of ten (10) years from the date hereof.

         To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any subsequent period of time but not later than ten (10) years from the

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date of this Option and Agreement, subject to the limitations provided herein and in the Plan in the event of termination of employment.

         3. MANNER OF EXERCISE. This Option shall be exercised only by personal delivery to an executive officer of the Company (other than the Optionee hereunder) or by mailing to the Company, attention of an executive officer of the company (other than the Optionee hereunder), postage prepaid, first class, certified mail, return receipt requested, written notice of exercise in the form annexed hereto at the principal office of the Company setting forth the number of Shares with respect to which the Option is exercised and signed by the Optionee, and accompanied by payment of the option price for the number of Shares as to which the Option is exercised. To be effective, said written notice of exercise and payment must be actually received by the Company within the applicable time periods referred to in this Option and Agreement and the Plan.

         4. OPTION NON-TRANSFERABLE. This Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution and is exercisable, during his lifetime, only by the Optionee.

         5. TERMINATION OF EMPLOYMENT.

         (a) In the event that the Optionee shall quit the employ of the Company or its subsidiaries for any reason, or shall cease to be employed by the Company or its subsidiaries for any reason other than death, retirement, disability, or discharge without cause, the Option period of any unexercised portion of the Option granted to the Optionee pursuant to this Option and Agreement shall terminate upon the termination of the Optionee's employment.

         (b) In the event that the Optionee shall cease to be employed by the Company or its subsidiaries by reason of retirement because of age, the Optionee shall have the right to exercise the Option (to the extent exercisable under Section 2 hereof and not

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previously exercised) within three (3) months after such termination of employment. Option installments accumulating during such three (3) month period shall also be exercisable. "Retirement" as referred to herein shall be deemed to mean the termination of the Optionee's employment by the Company or its subsidiaries by reason of his attainment of such age as may have been determined by the employment policies or any pension plan of the Company or subsidiary employer to be normal retirement age.

         (c) In the event that the Optionee shall cease to be employed by the Company or its subsidiaries by reason of disability (within the meaning of Section 105(d)(4) or successor Section of the Code), the Optionee shall have the right to exercise the Option (to the extent exercisable under Section 2 hereof and not previously exercised) within one (1) year after such termination of employment. Option installments accumulating during such one (1) year period shall also be exercisable.

         (d) In the event that the Optionee shall cease to be employed by the Company or its subsidiaries by reason of Optionee's death; or in the event of the death of the Optionee within a period of three (3) months after the termination of his employment with the company or its subsidiaries and at a time when an unexercised Option theretofore granted to him has not terminated or expired, the Option may be exercised (to the extent exercisable under Section 2 hereof and not previously exercised) within six (6) months after the Optionee's death, by the executors or administrators of the Optionee or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance. Option installments accumulating during such six (6) months period shall also be exercisable.

         (e) In the event that the Optionee shall cease to be employed by the Company or its subsidiaries by reason of discharge without cause, the Optionee shall have the right to exercise the Option (to the extent exercisable under Section 2 hereof and not previously exercised) within three (3) months after such termination of employment. The phrase, "discharge without cause," as hereinabove used, means the discharge of the Optionee by

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the Company or subsidiary employer for reasons other than: intemperate use of alcohol or addictive drugs, or conviction of a felony, or conviction for a misdemeanor other than under the vehicle and traffic laws, or substantial evidence of dishonesty in relation to the property, funds or affairs of the Company or any subsidiary or any other employee thereof or any person dealing therewith. Option installments accumulating during such three (3) month period shall also be exercisable.

         6. APPLICABLE LAW. This Option and Agreement shall be governed by the applicable laws of the State of New York and of the United States. If any provision of this Option and Agreement be deemed in violation of any applicable law, then said provision shall be deemed excised from this Option and Agreement, and the remaining provisions of this Option and Agreement shall remain in full force and effect.

         7. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the parties hereto, their respective heirs, successors, administrators, assigns, nominees or any person or persons otherwise succeeding to the interest of either of the parties hereto.

         8. GENERAL PROVISIONS.

         (a) This Option and Agreement, as incorporating the Plan, contains the entire understanding of the parties with reference to the subject matter herein. It may be changed, modified, discharged or abandoned only by an agreement in writing signed by the party or parties to be charged therewith.

         (b) Optionee understands and agrees that Company is not able to provide tax advice to Optionee and Optionee will seek the advice of his own qualified tax advisor in connection with the tax consequences of the exercise of failure to exercise the Option herein referred to, or the transfer of any shares acquired in connection therewith, as of any particular date or dates.

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         (c) Whenever in this Option and Agreement the singular number is used, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and vice versa, as the context requires. The section headings used herein are for reference and convenience only and shall not enter into the interpretation thereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                             COMPTEK RESEARCH, INC.

                             By:
                                -------------------------------

                                -------------------------------
                                Optionee (fill in name)

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                       NOTICE OF EXERCISE OF STOCK OPTION
                          AND RECORD OF STOCK TRANSFER

         I hereby exercise my Incentive Stock Option granted by COMPTEK RESEARCH, INC., subject to all the terms and provisions set forth in the Incentive Stock Option and Agreement dated ____________ setting forth said Option, and of the Equity Incentive Plan referred to therein, to the extent of _________ shares of Common Stock of the Company. Enclosed is my check in the sum of $_________ in full payment for such shares.

         I acknowledge that to be effective, this notice and the payment referred to herein must be delivered personally or mailed in the manner set forth in paragraph 4 of the aforesaid Incentive Stock Option and Agreement and must be actually received by COMPTEK RESEARCH, INC. within the applicable time periods referred to in the Equity Incentive Plan.

         I hereby represent that the shares of Common Stock to be delivered to me pursuant to exercise of the said option are being acquired by me as an investment and not with a view to, or for sale in connection with, the distribution of any thereof.

         My social security number is ___________________________________.

         My address (including zip code) for purposes of mailing of stock certificates, notices and other communications to me as a shareholder is:

         ------------------------------------------------------------

         ------------------------------------------------------------

         ------------------------------------------------------------

         My legal name is
                          -------------------------------------------
                           First      Initial           Last
                                                (Please Print)

         ------------------------------------------------------------
         Signature - must correspond to legal name printed above

         Date:
              --------------------------------------------------------


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
                             COMPTEK RESEARCH, INC.

                    NON-QUALIFIED STOCK OPTION AND AGREEMENT

         This Non-Qualified Stock Option and Agreement made as of the_________ day of ______________, 19__ , by and between COMPTEK RESEARCH, INC., a New York corporation with principal offices in Buffalo, New York (the "Company"), and NAME IN CAPS, residing at______________________________________________________
___________("Optionee").

                              W I T N E S S E T H :

         WHEREAS, on July 23, 1992, the Board of Directors and Shareholders of the Company adopted an Equity Incentive Plan (the "Plan"), a copy of which has been delivered to Optionee or is being delivered at the time of delivery by the Company of this executed Option and Agreement, and which is incorporated herein by reference; and

         WHEREAS, pursuant to the Plan the Board of Directors of the Company has authorized and approved the granting of an option herein granted and the making of this Agreement:

         NOW, THEREFORE:

         1. GRANT OF OPTION. The Company hereby grants to the Optionee, on and subject to all of the terms and conditions contained in the Plan and in this Option and Agreement, an option to purchase (the "Option") up to a total of ________ shares (the "Shares"), par value $0.02 per share, of the common stock of the Company at the price of

                                       -1-


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$__________ per share, said price being at least 100% of the fair market value of such stock on the date hereof (which, for all purposes of this Option and Agreement, is the date of granting of the Option herein contained), as determined by the Company in its discretion in good faith but which the Company does not represent or warrant will be accepted by the United States Internal Revenue Service or by any other governmental authority as representing at least 100% of the fair market value of such stock on the date hereof.

         AND THE PARTIES DO HEREBY AGREE IN CONSIDERATION OF THE GRANTING OF THE SAID OPTION AND FOR OTHER GOOD AND VALID CONSIDERATION AS FOLLOWS:

         2. EXERCISE PERIOD. Subject to the right of accumulation provided in the last sentence of this Section, the Option granted in this Option and Agreement shall be exercisable as to not more than [INSERT APPROPRIATE TIME PERIOD, E.G., ONE-THIRD 1/3, ONE-FIFTH 1/5, ETC.] of the total number of Shares covered thereby during each three (3) month period commencing with the date of this Option and Agreement until all of the Shares covered by this Option and Agreement have been purchased. This Option shall expire and shall not be exercisable after the expiration of ten (10) years from the date hereof.

         To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any subsequent period of time but not later than ten (10) years from the date of this Option and Agreement, subject to the limitations provided herein and in the Plan in the event of termination of employment.

         3. SEQUENTIAL EXERCISE OF OPTIONS. This Option shall not be exercisable while there is outstanding, within the meaning of Section 422A(c)(7) of the Code, with the Optionee an Incentive Stock Option granted to the Optionee before the granting of the Option herein set forth.

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         4. MANNER OF EXERCISE.

         (a) This Option shall be exercised only by personal delivery to an executive officer of the Company (other than the Optionee hereunder) or by mailing to the Company, attention of an executive officer of the company (other than the Optionee hereunder), postage prepaid, first class, certified mail, return receipt requested, written notice of exercise in the form annexed hereto at the principal office of the Company setting forth the number of Shares with respect to which the Option is exercised and signed by the Optionee, and accompanied by payment of the option price for the number of Shares as to which the Option is exercised. To be effective, said written notice of exercise and payment must be actually received by the Company within the applicable time periods referred to in this Option and Agreement and the Plan.

         (b) As a condition to the issuance of Shares under this Option, the Optionee authorizes the Company to withhold in accordance with applicable law from any cash compensation payable to him any taxes required to be withheld by the Company under Federal, State or Local law as a result of his exercise of this Option.

         5. OPTION NON-TRANSFERABLE. This Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution and is exercisable, during his lifetime, only by the Optionee.

         6. TERMINATION OF EMPLOYMENT.

         (a) In the event that the Optionee shall quit the employ of the Company or its subsidiaries for any reason, or shall cease to be employed by the Company or its subsidiaries for any reason other than death, retirement, disability, or discharge without cause, the option period of any unexercised portion of the Option granted to the Optionee

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pursuant to this Option and Agreement shall terminate upon the termination of the Optionee's employment.

         (b) In the event that the Optionee shall cease to be employed by the Company or its subsidiaries by reason of retirement because of age, the Optionee shall have the right to exercise the Option (to the extent exercisable under Section 2 hereof and not previously exercised) within three (3) months after such termination of employment. Option installments accumulating during such three (3) month period shall also be exercisable. "Retirement" as referred to herein, shall be deemed to mean the termination of the Optionee's employment by the Company or its subsidiaries by reason of his attainment of such age as may have been determined by the employment policies or any pension plan of the Company or subsidiary employer to be normal retirement age.

         (c) In the event that the Optionee shall cease to be employed by the Company or its subsidiaries by reason of disability (within the meaning of Section 105(d)(4) or successor Section of the Code), the Optionee shall have the right to exercise the Option (to the extent exercisable under Section 2 hereof and not previously exercised) within one (1) year after such termination of employment. Option installments accumulating during such one (1) year period shall also be exercisable.

         (d) In the event that the Optionee shall cease to be employed by the Company or its subsidiaries by reason of Optionee's death; or in the event of the death of the Optionee within a period of three (3) months after the termination of his employment with the company or its subsidiaries and at a time when an unexercised Option theretofore granted to him has not terminated or expired, the Option may be exercised (to the extent exercisable under Section 2 hereof and not previously exercised) within six (6) months after the Optionee's death, by the executors or administrators of the Optionee or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance. Option installments accumulating during such six (6) months period shall also be exercisable.

         (e) In the event that the Optionee shall cease to be employed by the Company or its subsidiaries by reason of discharge without cause, the Optionee shall have the right to exercise the option (to the extent exercisable under Section 2 hereof and not previously exercised) within three (3) months after such termination of employment. The phrase, "discharge without cause," as hereinabove used, means the discharge of the Optionee by the Company or subsidiary employer for reasons other than: intemperate use of alcohol or addictive drugs, or conviction of a felony, or conviction for a misdemeanor other than under the vehicle and traffic laws, or substantial evidence of dishonesty in relation to the property, funds or affairs of the Company or any subsidiary or any other employee thereof or any person dealing therewith. Option installments accumulating during such three (3) month period shall also be exercisable.

         7. APPLICABLE LAW. This Option and Agreement shall be governed by the applicable laws of the State of New York and of the United States. If any provision of this Option and Agreement be deemed in violation of any applicable law, then said provision shall be deemed excised from this Option and Agreement, and the remaining provisions of this Option and Agreement shall remain in full force and effect.

         8. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the parties hereto, their respective heirs, successors, administrators, assigns, nominees or any person or persons otherwise succeeding to the interest of either of the parties hereto.

         9. GENERAL PROVISIONS.

         (a) This Option and Agreement, as incorporating the Plan, contains the entire understanding of the parties with reference to the subject matter herein. It may be changed, modified, discharged or abandoned only by an agreement in writing signed by the party or parties to be charged therewith.

         (b) Optionee understands and agrees that Company is not able to provide tax advice to Optionee and Optionee will seek the advice of his own qualified tax advisor in connection with the tax consequences of the exercise of failure to exercise the Option herein referred to, or the transfer of any shares acquired in connection therewith, as of any particular date or dates.

         (c) Whenever in this Option and Agreement the singular number is used, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and vice versa, as the context requires. The section headings used herein are for reference and convenience only and shall not enter into the interpretation thereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       COMPTEK RESEARCH, INC.

                                       By:
                                          ----------------------------

                                          ----------------------------
                                          Optionee (fill in name)

                       NOTICE OF EXERCISE OF STOCK OPTION
                          AND RECORD OF STOCK TRANSFER

         I hereby exercise my Non-Qualified Stock Option granted by COMPTEK RESEARCH, INC., subject to all the terms and provisions set forth in the Non-Qualified Stock Option and Agreement dated _______________ setting forth said option, and of the Equity Incentive Plan referred to therein, to the extent of _________ shares of Common Stock of the Company. Enclosed is my check in the sum of $_________ in full payment for such shares.

         I acknowledge that to be effective, this notice and the payment referred to herein must be delivered personally or mailed in the manner set forth in paragraph 4 of the aforesaid Non-Qualified Stock Option and Agreement and must be actually received by COMPTEK RESEARCH, INC. within the applicable time periods referred to in the Equity Incentive Plan.

         I hereby represent that the shares of Common Stock to be delivered to me pursuant to exercise of the said option are being acquired by me as an investment and not with a view to, or for sale in connection with, the distribution of any thereof.

         My social security number is                            .
                                      ---------------------------

         My address (including zip code) for purposes of mailing of stock certificates, notices and other communications to me as a shareholder is:

         ------------------------------------------------------------

         ------------------------------------------------------------

         ------------------------------------------------------------

         My legal name is
                         --------------------------------------------
                            First        Initial          Last
                                     (Please Print)

         ------------------------------------------------------------
         Signature - must correspond to legal name printed above

         Date:
              -------------------------------------------------------


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